UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934



                         Date of Report January 14, 2004
                         -------------------------------
                        (Date of earliest event reported)

                               PLANGRAPHICS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Colorado                        0-14273                      84-0868815
-------------                     ----------                ------------------
  (State of                      (Commission                  (IRS Employer
incorporation)                   File Number)               Identification No.)


                    112 East Main Street, Frankfort, KY 40601
               --------------------------------------------- -----
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (720) 851-0716



        -----------------------------------------------------------------
             (Former Name and address, if changed since last report)

ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE



On December 12, 2003 PlanGraphics, Inc. filed a notice of late filing of its Form 10-KSB for its financial year ended September 30, 2003 that was due on December 30, 2003.

In that notice, we explained that we had entered into a number of new activities, among them a new overseas activity for which we were awaiting financial reports and audit confirmation, which made us unable to meet the December 30, 2003 due date.

We have made significant progress in completing the financial statements and the Form 10-KSB disclosures. However, we are still awaiting additional third party documents needed for completion of the financial statements and the audit process. Therefore, we have been further delayed in finalizing the Form 10-KSB and related financial statements.

PlanGraphics, Inc. management is working diligently to obtain all the necessary documentation and to finalize and complete the company's filing on Form 10-KSB as soon as possible.

The information furnished in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall information be deemed incorporated by reference in any registration statement, proxy statement, or other report filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless the Company specifically incorporates that information into those documents by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PLANGRAPHICS, INC.
                                              (Registrant)


January 14, 20043                     /S/  Fred Beisser
                                           ----------------------------------
                                               (Signature)
                                          Frederick G. Beisser
                                     Senior Vice President - Finance
                          Secretary, Treasurer and Principal Accounting Officer